                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------


                             COVER PAGE OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 86 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 34 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51


                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 59 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-27514
                                       AND
            AMENDMENT NO. 35 UNDER THE INVESTMENT COMPANY ACT OF 194
                            REGISTRATION NO. 811-1550

                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 28 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 30 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                  520-434-3771

Agents For Service:      Thomas D. Tays, Esq.
                         Davis Selected Advisers, L.P.
                         2949 East Elvira Road, Suite 101
                         Tucson, Arizona 85706
                         520-434-3771

                                      -or-

                         Arthur Don, Esq.
                         D'Ancona & Pflaum
                         30 North LaSalle Street
                         Suite 2900
                         Chicago, Illinois  60602
                         (1-312-602-2048)

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b)

[X] On May 1, 2003, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On ____ , pursuant to paragraph (a) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On _______________, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered: Common Stock of:
                                      ---------------

                    (1) SELECTED AMERICAN SHARES FUND
                    (2) SELECTED SPECIAL SHARES FUND

                          Shares of Beneficial Interest of
                          --------------------------------

                    (1) SELECTED U.S. GOVERNMENT INCOME FUND
                    (2) SELECTED DAILY GOVERNMENT FUND

SELECTED FUNDS


Selected American Shares
Selected Special Shares
Selected U.S. Government Income Fund
Selected Daily Government Fund

--------------------------------------------------------------------------------



PROSPECTUS AND APPLICATION FORM



May 1, 2003








The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



[Selected Funds logo]

--------------------------------------------------------------------------------


This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.


--------------------------------------------------------------------------------

TABLE OF
CONTENTS

--------------------------------------------------------------------------------


OVERVIEWS OF EACH SELECTED FUND:
4        SELECTED AMERICAN SHARES
9        SELECTED SPECIAL SHARES
14       SELECTED U.S. GOVERNMENT INCOME FUND
21       SELECTED DAILY GOVERNMENT FUND
         Investment Objective and Principal Investment Strategies
         Determining If This Fund Is Right For You
         Principal Risks of Investing in the Fund
         Performance Information
         Fees and Expenses of the Fund

26       SELECTED FUNDS MANAGEMENT
         Davis Advisors
         Investment Professionals
         The Davis Investment Philosophy
         Other Investment Strategies

30       ONCE YOU INVEST IN SELECTED FUNDS
         How Your Shares Are Valued
         How Securities in the Portfolio Are Valued
         How We Pay Earnings
         Basic Tax Points
         Fees and Expenses of the Funds

36       HOW TO OPEN AN ACCOUNT
         Three Ways You Can Open An Account
         Anti-Money Laundering Compliance
         Retirement Plan Accounts

38       HOW TO BUY, SELL AND EXCHANGE SHARES
         Three Ways to Buy, Sell and Exchange Shares
         When Your Transactions Are Processed
         Buying More Shares
         Selling Shares
         Exchanging Shares
         Telephone Transactions
         Internet Transactions

48       OTHER INFORMATION
         Dividends and Distributions
         Financial Highlights
         Privacy Notice

B/C      OBTAINING ADDITIONAL INFORMATION

OVERVIEW OF
SELECTED AMERICAN SHARES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected American Shares, Inc.'s ("Selected American Shares") investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by American companies. Typically, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe (i) foster sustainable long-term growth,
(ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You are more comfortable with established, well-known companies.

o    You are investing for the long term.

You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are primarily interested in earning current income.

o    You are investing for the short-term.



                        PROSPECTUS    o    SELECTED FUNDS    o    4

PRINCIPAL RISKS OF INVESTING IN SELECTED AMERICAN SHARES

If you buy shares of Selected American Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o HEADLINE RISK. We seek to acquire growing companies at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                        PROSPECTUS    o    SELECTED FUNDS    o    5

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected American Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                            SELECTED AMERICAN SHARES
                           CALENDAR YEAR TOTAL RETURNS

                         --------------------------------
                           YEAR                   RETURN
                         --------------------------------
                           1993                    5.42%
                         --------------------------------
                           1994                  (3.20)%
                         --------------------------------
                           1995                   38.09%
                         --------------------------------
                           1996                   30.74%
                         --------------------------------
                           1997                   37.25%
                         --------------------------------
                           1998                   16.27%
                         --------------------------------
                           1999                   20.32%
                         --------------------------------
                           2000                    9.33%
                         --------------------------------
                           2001                 (11.17)%
                         --------------------------------
                           2002                 (17.06)%
                         --------------------------------


During the period shown above, the highest quarterly return was 22.19% for the fourth quarter of 1998, and the worst quarterly return was (14.78)% for the third quarter of 1998. Year-to-date performance as of March 31, 2003, (unannualized) was (5.21)%.



                        PROSPECTUS    o    SELECTED FUNDS    o    6

SELECTED AMERICAN SHARES AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2002

------------------------------------- -------------- ---------------- --------------
                                       PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------- -------------- ---------------- --------------
Selected American Shares                (17.06)%          2.42%          11.03%
   return before taxes
------------------------------------- -------------- ---------------- --------------
Selected American Shares
   return after taxes on                (17.30)%          1.51%           9.07%
   distributions
------------------------------------- -------------- ---------------- --------------
Selected American Shares
   return after taxes on                (10.47)%          1.89%           8.53%
   distributions and sale of fund
   shares
------------------------------------- -------------- --------------- ---------------
S&P 500(R)Index                          (22.10)%        (0.59)%           9.34%
------------------------------------- -------------- --------------- ---------------


After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                        None
  as a percentage of offering price
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions as a        None
  percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares
----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends             None
----------------------------------------------------------------------------------
Exchange fee                                                            None
----------------------------------------------------------------------------------



                        PROSPECTUS    o    SELECTED FUNDS    o    7

SELECTED AMERICAN SHARES ANNUAL OPERATING EXPENSES deducted from the fund's assets

------------------------------------------------------------------
Management Fees                                      0.56%
------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%
------------------------------------------------------------------
Other Expenses                                       0.13%
------------------------------------------------------------------
Total Annual Operating Expenses                      0.94%
------------------------------------------------------------------

These expenses reflect operations for the year ended December 31, 2002.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

-------------------------------------------------------------------------
      1 YEAR            3 YEARS           5 YEARS           10 YEARS
-------------------------------------------------------------------------
       $96                $300              $520             $1,155
-------------------------------------------------------------------------




                        PROSPECTUS    o    SELECTED FUNDS    o    8

OVERVIEW OF
SELECTED SPECIAL SHARES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Special Shares, Inc.'s ("Selected Special Shares") investment objective is capital growth. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations less than $20 billion that we believe are of high quality and whose shares are selling at attractive prices. We use the Davis Investment Philosophy (see "The Davis Investment Philosophy" in this prospectus) to select companies with the intention of owning their stocks for the long term. We consider selling a company if the company no longer exhibits the characteristics that we believe
(i) foster sustainable long-term growth, (ii) minimize risk, and (iii) enhance the potential for superior long-term returns. The Fund has the flexibility to invest a limited portion of its assets in companies of any size and to invest in non-equity securities. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking long-term growth of capital.

o    You want to invest primarily in medium- and small-capitalization companies.

o You are willing to accept higher risk for the opportunity to pursue higher returns.

o    You are investing for the long term.


You should not invest in this Fund if:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You prefer to invest in larger, more established companies.

o    You are interested in earning current income.

o    You are investing for the short-term.



                        PROSPECTUS    o    SELECTED FUNDS    o    9

PRINCIPAL RISKS OF INVESTING IN SELECTED SPECIAL SHARES

If you buy shares of Selected Special Shares, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SMALL- AND MEDIUM-CAPITALIZATION RISK. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o HEADLINE RISK. We seek to acquire growing companies at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

o SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.



                        PROSPECTUS    o    SELECTED FUNDS    o    10

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Special Shares by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             SELECTED SPECIAL SHARES
                           CALENDAR YEAR TOTAL RETURNS

                         -------------------------------
                           YEAR                  RETURN
                         -------------------------------
                           1993                  10.81%
                         -------------------------------
                           1994                 (2.56)%
                         -------------------------------
                           1995                  34.24%
                         -------------------------------
                           1996                  11.86%
                         -------------------------------
                           1997                  26.91%
                         -------------------------------
                           1998                  24.52%
                         -------------------------------
                           1999                  16.83%
                         -------------------------------
                           2000                 (1.10)%
                         -------------------------------
                           2001                (14.41)%
                         -------------------------------
                           2002                (17.62)%
                         -------------------------------


During the period shown above, the highest quarterly return was 22.74% for the fourth quarter of 1998, and the worst quarterly return was (19.08)% for the third quarter of 2002. Year-to-date performance as of March 31, 2003, (unannualized) was (5.34)%.



                        PROSPECTUS    o    SELECTED FUNDS    o    11

SELECTED SPECIAL SHARES AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2002

-----------------------------------------------------------------------------------
                                      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------
Selected Special Shares                (17.62)%         0.29%           7.63%
   return before taxes
-----------------------------------------------------------------------------------
Selected Special Shares
   return after taxes on               (17.69)%        (1.38)%          5.24%
   distributions
-----------------------------------------------------------------------------------
Selected Special Shares
   return after taxes on               (10.74)%         0.54%           5.82%
   distributions and sale of fund
   shares
-----------------------------------------------------------------------------------
S&P 500(R)Index                         (22.10)%        (0.59)%          9.34%
-----------------------------------------------------------------------------------


After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                        None
  as a percentage of offering price
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares
  redeemed or the total cost of such shares                             None
----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends             None
----------------------------------------------------------------------------------
Exchange fee                                                            None
----------------------------------------------------------------------------------



                       PROSPECTUS    o    SELECTED FUNDS    o    12

SELECTED SPECIAL SHARES ANNUAL OPERATING EXPENSES deducted from the fund's assets

------------------------------------------------------------------
Management Fees                                      0.69%
------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%
------------------------------------------------------------------
Other Expenses                                       0.27%
------------------------------------------------------------------
Total Annual Operating Expenses                      1.21%
------------------------------------------------------------------

These expenses reflect operations for the year ended December 31, 2002.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:


-------------------------------------------------------------------------
      1 YEAR            3 YEARS           5 YEARS           10 YEARS
-------------------------------------------------------------------------
       $123               $384              $665             $1,466
-------------------------------------------------------------------------



                       PROSPECTUS    o    SELECTED FUNDS    o    13

OVERVIEW OF SELECTED
U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected U.S. Government Income Fund's investment objective is to obtain current income consistent with preservation of capital by investing principally in U.S. Government Securities. In order to achieve this objective while minimizing volatility and preserving capital, the Fund invests exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. At times, a significant portion of Selected U.S. Government Income Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A mortgage-backed security represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Selected U.S. Government Income Fund buys only mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. A collateralized mortgage obligation is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Selected U.S. Government Income Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.



                       PROSPECTUS    o    SELECTED FUNDS    o    14

INVESTMENT STRATEGY

In selecting U.S. Government Securities for the Fund, Davis Selected Advisers, L.P., combines fundamental research with a disciplined program of risk control and duration management in an effort to achieve above-market returns over the long term. Unlike many government bond funds that invest a portion of their assets in riskier corporate paper, Selected U.S. Government Income Fund restricts its universe of allowable investments to U.S. Treasury securities, U.S. government agency securities and U.S. government agency mortgage securities. The Fund emphasizes undervalued sectors of the market which our research leads us to believe offer superior potential returns. The Fund seeks to maintain an average duration of between three and ten years. Duration measures the sensitivity of bond prices to changes in prevailing interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in prevailing interest rates.

BUY STRATEGY

Davis Advisors continuously analyzes how interest rates, movements in various market sectors and the economy as a whole could impact the types of debt instruments the Fund targets.

o The Fund buys securities based on their price, coupon and yield spreads relative to other securities.

o    Treasuries are included for their high credit quality.

o Government and agency mortgage-backed securities are included when they offer adequate premiums to compensate for additional risk.

o Davis Advisors assesses the short- and long-term interest rate environment to properly position the portfolio along the yield curve.

SELL STRATEGY

Although the Fund often holds securities until their date of maturity, it will sell a security before it matures when:

o Davis Advisors determines that future interest rate moves could significantly diminish its value.

o    Its risk-reward tradeoff is no longer attractive.

o    Davis Advisors finds other securities that appear to offer better value.



                       PROSPECTUS    o    SELECTED FUNDS    o    15

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are comfortable investing in high-quality U.S. Government Securities.

o    You want to diversify a common stock portfolio.

o    You are investing for the mid-term or the long term.


You should not invest in this Fund if:

o    You cannot accept moderate price swings or market declines.

o    You are investing for the short term.

o You are seeking the higher, but more volatile, returns historically achieved by stocks.


PRINCIPAL RISKS OF INVESTING IN SELECTED U.S. GOVERNMENT INCOME FUND

If you buy shares of Selected U.S. Government Income Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS

There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests.


o PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When interest rates increase, the value and price of U.S. Government Securities usually decline. When interest rates are falling, the value and price of U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Selected U.S. Government Income Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in


                       PROSPECTUS    o    SELECTED FUNDS    o    16
       market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to extension risk, which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to prepayment risk, which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to call (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

     Because Selected U.S. Government Income Fund invests exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

     The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.



                       PROSPECTUS    o    SELECTED FUNDS    o    17

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected U.S. Government Income Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a widely recognized unmanaged index of U.S. Government Securities performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                      SELECTED U.S. GOVERNMENT INCOME FUND
                           CALENDAR YEAR TOTAL RETURNS

                      -----------------------------------
                              YEAR            RETURN
                      -----------------------------------
                              1993             7.99%
                      -----------------------------------
                              1994           (2.71)%
                      -----------------------------------
                              1995            15.97%
                      -----------------------------------
                              1996             2.85%
                      -----------------------------------
                              1997             7.32%
                      -----------------------------------
                              1998             5.90%
                      -----------------------------------
                              1999           (1.97)%
                      -----------------------------------
                              2000            10.37%
                      -----------------------------------
                              2001             5.71%
                      -----------------------------------
                              2002             7.32%
                      -----------------------------------


During the period shown above, the highest quarterly return was 5.15% for the second quarter of 1995, and the worst quarterly return was (2.49)% for the first quarter of 1994. Year-to-date performance as of March 31, 2003 (unannualized) was 0.72%.

                       PROSPECTUS    o    SELECTED FUNDS    o    18

SELECTED U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
for the periods ended December 31, 2002

------------------------------------------------------------------------------
                                         PAST 1 YEAR PAST 5 YEARS  PAST 10
                                                                    YEARS
------------------------------------------------------------------------------
Selected U.S. Government Income Fund        7.32%       5.39%       5.75%
   return before taxes
------------------------------------------------------------------------------
Selected U.S. Government Income Fund        5.57%       3.36%       3.41%
   return after taxes on distributions
------------------------------------------------------------------------------
Selected U.S. Government Income Fund
   return after taxes on distributions      4.65%       3.32%       3.44%
   and sale of fund shares
------------------------------------------------------------------------------
Lehman Brothers Intermediate Term U.S.      9.28%       7.29%       6.83%
   Treasury Securities Index
------------------------------------------------------------------------------


After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                   SELECTED U.S. GOVERNMENT INCOME FUND YIELD
                             as of December 31, 2002
               -----------------------------------------------------
                   30-Day SEC Yield                     3.69%
               -----------------------------------------------------

You can obtain Selected U.S. Government Income Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.

                       PROSPECTUS    o    SELECTED FUNDS    o    19

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                        None
  as a percentage of offering price
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares
  redeemed or the total cost of such shares                             None
----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends             None
----------------------------------------------------------------------------------
Exchange fee                                                            None
----------------------------------------------------------------------------------


SELECTED U.S. GOVERNMENT INCOME FUND
ANNUAL OPERATING EXPENSES
deducted from the fund's assets

------------------------------------------------------------------
Management Fees                                      0.30%
------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%
------------------------------------------------------------------
Other Expenses                                       1.12%
------------------------------------------------------------------
Total Annual Operating Expenses                      1.67%
------------------------------------------------------------------

These expenses reflect operations for the year ended December 31, 2002.

* We voluntarily waived a portion of our fees so that the Fund's actual Total Annual Operating Expenses for the fiscal year ended December 31, 2002, was 1.30%. We may resume collecting our full fees at any time.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:


-------------------------------------------------------------------------
      1 YEAR            3 YEARS           5 YEARS           10 YEARS
-------------------------------------------------------------------------
       $170               $526              $907             $1,976
-------------------------------------------------------------------------


                       PROSPECTUS    o    SELECTED FUNDS    o    20

OVERVIEW OF SELECTED
DAILY GOVERNMENT FUND
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Selected Daily Government Fund is a money market fund. Its investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of ninety days or less. Under normal circumstances, the Fund invests exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

GOVERNMENT SECURITIES

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. Government Securities represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk.

A repurchase agreement is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an interest payment.


                       PROSPECTUS    o    SELECTED FUNDS    o    21

DETERMINING IF THIS FUND IS RIGHT FOR YOU

You should consider investing in this Fund if:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.


You should not invest in this Fund if:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.


PRINCIPAL RISKS OF INVESTING IN SELECTED DAILY GOVERNMENT FUND

The primary risk of investing in Selected Daily Government Fund is that the income it pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

Because Selected Daily Government Fund invests exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. government and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Selected Daily Government Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


                       PROSPECTUS    o    SELECTED FUNDS    o    22

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Selected Daily Government Fund by showing changes in the Fund's year-to-year performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                         SELECTED DAILY GOVERNMENT FUND
                           CALENDAR YEAR TOTAL RETURNS

                         ------------------------------
                             YEAR         RETURN
                         ------------------------------
                             1993          2.34%
                         ------------------------------
                             1994          3.51%
                         ------------------------------
                             1995          5.23%
                         ------------------------------
                             1996          4.70%
                         ------------------------------
                             1997          4.91%
                         ------------------------------
                             1998          4.85%
                         ------------------------------
                             1999          4.48%
                         ------------------------------
                             2000          5.80%
                         ------------------------------
                             2001          3.73%
                         ------------------------------
                             2002          1.32%
                         ------------------------------


During the period shown above, the highest quarterly return was 1.51% for the fourth quarter of 2000, and the worst quarterly return was 0.26% for the fourth quarter of 2002. Year-to-date performance as of March 31, 2003, (unannualized) was 0.18%.


SELECTED DAILY GOVERNMENT FUND
AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2002

-------------------------------------------------------------------------
        PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS
-------------------------------------------------------------------------
           1.32%                  4.04%                  4.09%
-------------------------------------------------------------------------



                       PROSPECTUS    o    SELECTED FUNDS    o    23

                      SELECTED DAILY GOVERNMENT FUND YIELD
                             as of December 31, 2001
               -----------------------------------------------------
                   7-Day SEC Yield                      0.81%
               -----------------------------------------------------


You can obtain Selected Daily Government Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time.


FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A SELECTED FUNDS SHAREHOLDER paid directly from your investment

----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                        None
  as a percentage of offering price
----------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions as a percentage of the lesser of the net asset value of the shares
  redeemed or the total cost of such shares                             None
----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends             None
----------------------------------------------------------------------------------
Exchange fee                                                            None
----------------------------------------------------------------------------------


SELECTED DAILY GOVERNMENT FUND
ANNUAL OPERATING EXPENSES
deducted from the fund's assets

------------------------------------------------------------------
Management Fees                                      0.30%
------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%
------------------------------------------------------------------
Other Expenses                                       0.12%
------------------------------------------------------------------
Total Annual Operating Expenses                      0.67%
------------------------------------------------------------------

These expenses reflect operations for the year ended December 31, 2002.




                       PROSPECTUS    o    SELECTED FUNDS    o    24

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:


-------------------------------------------------------------------------
      1 YEAR            3 YEARS           5 YEARS           10 YEARS
-------------------------------------------------------------------------
       $68                $214              $373              $835
-------------------------------------------------------------------------




                       PROSPECTUS    o    SELECTED FUNDS    o    25

SELECTED FUNDS
MANAGEMENT
--------------------------------------------------------------------------------


DAVIS ADVISORS

Davis Selected Advisers, L.P. ("Davis Advisors") serves as the investment adviser for each of the Selected Funds. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Advisors provides investment advice for the Selected Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

For the fiscal year ended December 31, 2002, Davis Advisors' compensation for its services (based on average net assets) was: Selected American Shares, 0.56%; Selected Special Shares, 0.69%; Selected U.S. Government Income Fund, 0.30%; and Selected Daily Government Fund, 0.30%.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser for each of the Selected Funds. Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Selected Funds and other institutional clients, and is a wholly owned subsidiary of Davis Selected Advisers, L.P. Davis Selected Advisers-NY, Inc.'s fee is paid by Davis Selected Advisers, L.P., not the Selected Funds.

INVESTMENT PROFESSIONALS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Selected Advisers, L.P. He was a Portfolio Manager of Selected American Shares from May 1993 until February 1997. He also served as a Portfolio Manager of another fund managed by Davis Selected Advisers from its inception in 1969 until March 1997.


                       PROSPECTUS    o    SELECTED FUNDS    o    26

SELECTED AMERICAN SHARES

o CHRISTOPHER C. DAVIS has served as a Portfolio Manager of Selected American Shares since December 1994, and also manages other equity funds advised by Davis Selected Advisers, L.P. Mr. Davis served as Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis beginning in September 1989.

o KENNETH CHARLES FEINBERG has served as a Portfolio Manager of Selected American Shares since May 1998, and also manages other equity funds advised by Davis Selected Advisers, L.P. Mr. Feinberg started with Davis Selected Advisers, L.P., as a research analyst in December 1994.

SELECTED SPECIAL SHARES

o INVESTMENT TEAM. The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers, L.P., who share ideas and responsibility for managing the Fund's investments.


SELECTED U.S. GOVERNMENT INCOME FUND AND
SELECTED DAILY GOVERNMENT FUND

o CRESTON KING, CFA, has served as a Portfolio Manager of Selected U.S. Government Income Fund and Selected Daily Government Fund since August 1999. Mr. King also manages other government bond and money market funds advised by Davis Selected Advisers, L.P. From August 1993 until he joined Davis Selected Advisers, L.P., in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.

THE DAVIS INVESTMENT PHILOSOPHY

Selected American Shares and Selected Special Shares are managed using the Davis investment philosophy, which stresses a back-to-basics approach. We perform extensive research to buy growing companies at value prices and hold them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth.

Over the years, Davis Selected Advisers, L.P., has developed a list of characteristics that we believe allow companies to sustain long-term growth and minimize risk to enhance their potential for superior long-term


                       PROSPECTUS    o    SELECTED FUNDS    o    28
     returns. While few companies possess all of these characteristics at any given time, Davis Selected Advisers, L.P., searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

FIRST CLASS MANAGEMENT

o Proven track record. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

o Management ownership. Just as we invest heavily in our own funds, we look for companies in which individual managers own a significant stake.

o Proven record as an acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

o Smart application of technology. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

STRONG FINANCIAL CONDITION AND PROFITABILITY

o Strong balance sheet. Strong finances give a company staying power to weather difficult economic cycles.

o Lean expense structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk involved in owning a company's shares.

o Strong returns on capital. We look for companies that invest their capital wisely and reap superior returns from those investments.

STRATEGICALLY POSITIONED FOR THE LONG TERM

o Competitive products or services. We invest in companies with products that are not vulnerable to obsolescence.

o Dominant or growing market share in a growing market. A company that is increasing its share of a growing market has the best of both worlds.

o Successful international operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses.


                       PROSPECTUS    o    SELECTED FUNDS    o    28

OTHER INVESTMENT STRATEGIES

Each Fund's investment objectives are described in its respective Overview. The Funds' investment objectives are fundamental policies and may not be changed without a vote of shareholders.

Each Fund's principal investment strategies and main risks are also described in its Overview. The Funds are not limited to investing in the securities and using the principal investment strategies described in the Overviews. Under normal circumstances, each Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies, if, in Davis Selected Advisers, L.P.'s professional judgment, the securities or investment strategies are appropriate. Factors that Davis Selected Advisers, L.P., considers in pursuing these other strategies include whether (i) they may assist a Fund in pursuing its investment objective; (ii) they are consistent with a Fund's investment strategy; (iii) they will cause a Fund to violate any of its investment restrictions; and (iv) they will materially change a Fund's risk profile as described in this prospectus and the Funds' Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. A Fund may also use short-term investments for temporary defensive purposes. In the event that our portfolio managers anticipate a decline in the market values of the companies in which a Fund invests (due to economic, political or other factors), we may reduce a Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.

For more details concerning current investments and market outlook, please see the Funds' most recent annual or semi-annual report.



                       PROSPECTUS    o    SELECTED FUNDS    o    29

ONCE YOU INVEST
IN SELECTED FUNDS
--------------------------------------------------------------------------------


This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open your Selected Funds account, you may buy or sell shares on any business day. The price of your shares in a Selected Fund is based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily.

The value of one share of a Selected Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. Each Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding.

The net asset values of some Selected Funds shares are published daily in the business sections of many major newspapers. If you have access to the Internet, you also can check the net asset value on our website (www.selectedfunds.com).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the Selected Funds' securities.

o Equity securities held in the Funds' portfolios are generally valued at their market prices.

o Bonds are generally valued on the basis of quotations provided by pricing services or dealers.

o Discount securities purchased with a maturity of sixty days or less are usually valued at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.



                       PROSPECTUS    o    SELECTED FUNDS    o    30

If any of a Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the Fund's shares are priced may not be reflected in a Fund's share price. Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of a Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. The Selected Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency price of that Fund's investments.

Selected Daily Government Fund typically values all of its investments at amortized cost. Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.




                       PROSPECTUS    o    SELECTED FUNDS    o    31

HOW WE PAY EARNINGS

There are two ways you can receive payments from the Selected Fund in which you invest:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, please call 1-800-243-1575. Unless you choose otherwise, the Selected Funds will automatically reinvest your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Selected Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form or on IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Selected Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.


                       PROSPECTUS    o    SELECTED FUNDS    o    32

--------------------------------------------------------------------------------

               HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

     You can have all of your dividends and capital gains automatically invested in the same Fund or any other Selected Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and have a minimum initial value of $1000. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with ten days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.

--------------------------------------------------------------------------------

BASIC TAX POINTS

Selected Funds will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.

o Distributions declared in December, if paid to you by the end of January, are taxable for federal income tax purposes as if received in December.

o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for income tax purposes.

o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

o Capital gains distributions may vary considerably from year to year as a result of a Fund's normal investment activities and cash flows.

o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


                       PROSPECTUS    o    SELECTED FUNDS    o    33

We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Selected Funds.

FEES AND EXPENSES OF THE FUNDS

Each Fund has fees and expenses that are assessed either directly or indirectly.

MANAGEMENT FEE

The management fee pays for the normal expenses of managing the Fund, including compensation, research costs, corporate overhead expenses and related expenses.

12b-1 FEES

The Selected Funds have Plans of Distribution, or "12b-1 Plans," under which the Funds may finance activities to sell shares, provided that the expense of the activities has been approved in advance by the Funds' Board of Directors. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average annual net assets of each Fund. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences.

TOTAL FUND OPERATING EXPENSES

The total cost of running a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are taken out before the Fund's NAV is calculated and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results. Investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to


                       PROSPECTUS    o    SELECTED FUNDS    o    34
remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families from under 0.25% to over 3.00%; and (iii) the Funds' investment advisor may waive a portion of a Fund's expenses for a period of time, thereby reducing its expense ratio.



                       PROSPECTUS    o    SELECTED FUNDS    o    35

HOW TO
OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open an account if you initially invest at least $1,000.


--------------------------------------------------------------------------------
3
                       THREE WAYS YOU CAN OPEN AN ACCOUNT

     (1) BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to SELECTED FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. SELECTED FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS, STARTER CHECKS, TRAVELER'S CHECKS OR MONEY ORDERS.

     (2) BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for these transactions.

(3) BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                  State Street Bank and Trust Company
                  Boston, MA 02210
                  Attn: Mutual Fund Services
                  [NAME OF SELECTED FUND THAT YOU ARE BUYING]
                  Shareholder Name
                  Shareholder Account Number
                  Federal Routing Number 011000028
                  DDA Number 9904-606-2

--------------------------------------------------------------------------------


                       PROSPECTUS    o    SELECTED FUNDS    o    36

ANTI-MONEY LAUNDERING COMPLIANCE

Selected Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If at any time the Funds believe an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to "freeze" a shareholder's account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.

RETIREMENT PLAN ACCOUNTS

You can invest in Selected Funds using any of these types of retirement plan accounts:

o        Deductible IRAs

o        Non-deductible IRAs

o        Roth IRAs

o        Coverdell Education Savings Accounts

o        Simple IRAs

o        Simplified Employee Pension (SEP) IRAs

o        403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $15 maintenance fee each year regardless of the number of plans established per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000. This maintenance fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a fee for closing retirement plan accounts, currently $10 per account, increasing to $15 in January 2004. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.



                       PROSPECTUS    o    SELECTED FUNDS    o    37

HOW TO
BUY, SELL AND EXCHANGE SHARES
--------------------------------------------------------------------------------


Once you have established an account with Selected Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Selected Funds shareholder. This includes how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares.


--------------------------------------------------------------------------------

                   THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

     (1) BY TELEPHONE. Call 1-800-243-1575. You can speak directly with a Selected Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Time) or use our automated telephone system at any time, day or night.

     (2) BY MAIL. Send the request to our service provider, State Street Bank and Trust Company.

                  Regular mail:
                  State Street Bank and Trust Company
                  c/o Selected Funds
                  P.O. Box 8406, Boston, MA 02266-8406

                  Express shipping:
                  State Street Bank and Trust Company
                  c/o Selected Funds
                  66 Brooks Drive, Braintree, MA 02184

     (3) BY DEALER. Contact a dealer who then will make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for these transactions.

--------------------------------------------------------------------------------

The Selected Funds do not issue certificates for shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other


                       PROSPECTUS    o    SELECTED FUNDS    o    38
transactions you made during the current year each time you add to or withdraw from your account. Selected Daily Government Fund sends out statements once a month, not every time you purchase or sell shares.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Time.

o    Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You may buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to SELECTED FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for these transactions.

MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investment in any Selected Fund is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 will be waived if you meet the minimum requirement within a year.



                       PROSPECTUS    o    SELECTED FUNDS    o    39

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. If you wish to establish this plan after your account has been opened, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You also can use our Dividend Diversification Program to buy more shares in any Selected Fund. See "Once You Invest in Selected Funds."

Note: The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares in any Selected Fund in which you invest (known as a redemption) on any business day at net asset value. You can sell the shares by telephone, by internet, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or the dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for these transactions.

Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust receives your proper sale request. You may redeem shares on any business day. Redemption proceeds may be withheld until sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashier's checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.


                       PROSPECTUS    o    SELECTED FUNDS    o    40

CHECK WRITING PRIVILEGE FOR SELECTED DAILY GOVERNMENT FUND

You can request the ability to use your Selected Daily Government Fund account as a checking account if you are not investing through a retirement plan or an IRA.

Selected Daily Government Fund investors with check writing privileges can write checks:

(i)    for $250 or more from their accounts;

(ii) so long as the account balance is at least $500 after the check has been paid. If a check is presented for payment which would bring the account balance to less than $500, the check will be rejected and a $20 service fee will be debited from the account; and

(iii) subject to the rules prescribed by State Street Bank and Trust. The Funds and State Street Bank and Trust reserve the right to modify these rules at any time.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Selected Daily Government Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Selected Daily Government Fund account, funds may not be available to cover your checks. For example: (1) If you have redeemed or exchanged funds out of your Selected Daily Government Fund account, there may not be sufficient funds remaining to cover your check; (2) If you have recently purchased shares in your Selected Daily Government Fund account, the funds still may be within the fifteen-day uncollected status; or (3) If funds were exchanged into your Selected Daily Government Fund account from another Selected Fund, those funds may still be within the fifteen-day uncollected status.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

If you write a check on your Selected Daily Government Fund account and you do not have sufficient shares in your account to cover the check, or if your check is presented for payment before your purchase check has cleared, your account will be assessed an insufficient funds fee of $20.00. You can find more information about check writing privileges in the Statement of Additional Information. Selected Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.



                       PROSPECTUS    o    SELECTED FUNDS    o    41

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or one percent of a Fund's net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last thirty days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past, the Selected Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE

To protect you and the Selected Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted.

STOCK POWER

A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.



                       PROSPECTUS    o    SELECTED FUNDS    o    42

IF YOUR ACCOUNT FALLS BELOW $500

Effective September 1, 2003, a $10 annual fee will be charged on all accounts that fall below $500 as a result of a redemption or exchange, including accounts that are in the process of escheatment. The fee will not be charged on new accounts in which the account holder has one year to establish the minimum initial investment. The fee will be collected from your account in September of each year.

If your fund/account account balance falls below $250 as a result of a redemption or exchange, or if your fund/account has not met the $1000 minimum investment requirement, we may sell your remaining shares in the Fund at net asset value. We first will notify you by mail, giving you at least sixty days' notice that an INVOLUNTARY REDEMPTION may take place. If you increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled but you will continue to be charged the $10 annual fee unless you increase your account balance to $500.

MAKING AUTOMATIC WITHDRAWALS

If your fund/account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than thirty days. These funds are sent by check on or after the 25th day of the month.

o You also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. If you wish to execute an Automatic Withdrawal Plan by ACH after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of


                       PROSPECTUS    o    SELECTED FUNDS    o    43
     the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks may also charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

EXCHANGING SHARES

You can sell shares of any Selected Fund to buy shares in any other Selected Fund. This is known as an exchange. You can only exchange shares from your account under the same registration. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Time.

Shares of different Selected Funds may be exchanged at relative net asset value.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past, the Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent


                       PROSPECTUS    o    SELECTED FUNDS    o    44
by certified mail to State Street Bank and Trust, accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section, "What You Need to Know Before You Sell Your Shares," for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Before you decide to make an exchange, you must obtain the current prospectus for the desired Selected Fund. For federal income tax purposes, exchanges between Selected Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Selected Funds are allowed during a twelve-month period. You may make an unlimited number of exchanges out of Selected Daily Government Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve in writing any exchanges above the limit.

The Selected Funds are not designed for professional market timing organizations or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Fund. Market timing strategies are disruptive to the Funds. If a Selected Fund determines that your exchange patterns reflect a market timing strategy, the Selected Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to:
(i) refusing to accept your orders to purchase Fund shares, and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services.

MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $1000. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. If your


                       PROSPECTUS    o    SELECTED FUNDS    o    45
account has already been established, you may contact our customer service department to set up this program.

TELEPHONE TRANSACTIONS

A benefit of investing through Selected Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Selected Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known as SELECTED DIRECT ACCESS, 24 hours a day, seven days a week.


If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.

o    The check can be issued only to the registered account owner.

o    The check must be sent to the address on file with Davis Distributors.

o    Your current address must be on file for at least thirty days.

When you buy, sell or exchange shares over the telephone, you agree that the Selected Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Selected Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our website--www.selectedfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed


                       PROSPECTUS    o    SELECTED FUNDS    o    46
to the address on file. Please review our website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the Fund(s) in which you are invested, an account number and your Social Security Number. Selected Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Selected account online.

When you buy, sell or exchange shares over the Internet, you agree that the Selected Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Funds may be liable for any loss from unauthorized instructions.

YOU CAN USE SELECTED DIRECT ACCESS TO:

o    Get the price, total return and fund description for any Selected Fund.

o    Check your account balance and other account information.

o    Buy, sell and exchange shares.*

o    Get the mailing address and wire instructions for any Selected Fund.

* Retirement Accounts may be subject to restrictions.



                       PROSPECTUS    o    SELECTED FUNDS    o    47

OTHER
INFORMATION
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

o Selected American Shares and Selected Special Shares ordinarily distribute their dividends and capital gains, if any, in December.

o Selected U.S. Government Income Fund and Selected Daily Government Fund ordinarily distribute dividends monthly. Selected U.S. Government Income Fund ordinarily distributes capital gains, if any, in December. Selected Daily Government Fund does not ordinarily distribute capital gains.

o When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Selected Daily Government Fund's net asset value is not affected by dividend payments.

You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Selected Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

This information has been audited by KPMG LLP. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                       PROSPECTUS    o    SELECTED FUNDS    o    48

SELECTED AMERICAN SHARES, INC.
Financial Highlights
Selected Funds
The following financial information represents selected data for each share of capital stock outstanding throughout each period.

                                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------
                                          2002      2001     2000     1999     1998
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $30.99    $35.33   $35.80   $31.16   $27.18

------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
    OPERATIONS
Net Investment Income                      .17       .14      .15      .15      .15
Net Realized and Unrealized Gains       (5.45)    (4.10)     2.98     6.08     4.24
    (Losses)
Total From Investment Operations        (5.28)    (3.96)     3.13     6.23     4.39
------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income     (.17)     (.14)    (.14)    (.15)    (.15)
Distributions from Realized Gains           --     (.24)   (3.46)   (1.44)    (.26)
Dividends in Excess of Net                  --       --(4)    --       --       --
    Investment Income
Return of Capital                        (.03)       --       --       --       --
Total Dividends and Distributions        (.20)     (.38)   (3.60)   (1.59)    (.41)

------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $25.51    $30.99   $35.33   $35.80   $31.16
------------------------------------------------------------------------------------

TOTAL RETURN(1)                       (17.06)%  (11.17)%    9.33%   20.32%   16.27%

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period(000,000       $4,346    $5,565   $5,707   $3,704   $2,906
    omitted)
Ratio of Expenses to Average Net          .94%(3)   .94%(3)  .92%     .93%     .94%
    Assets
Ratio of Net Investment Income to         .61%      .45%     .52%     .24%     .52%
    Average Net Assets
Portfolio Turnover Rate(2)                 19%       20%      22%      21%      20%
------------------------------------------------------------------------------------

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3 Ratio of expenses to average net assets after the reduction of expenses paid indirectly .93% for 2002 and 2001.

4    Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS


                       PROSPECTUS    o    SELECTED FUNDS    o    49

SELECTED SPECIAL SHARES, INC.
Financial Highlights
Selected Funds
The following financial information represents selected data for each share of capital stock outstanding throughout each period.

                                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------
                                      2002      2001     2000     1999     1998
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF       $10.50    $13.68    $16.17     $14.76    $13.03
    PERIOD
------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
    OPERATIONS
Net Investment Loss                  (.04)     (.02)        --      (.09)     (.08)
Net Realized and Unrealized         (1.81)    (1.95)     (.25)       2.47      3.14
    Gains (Losses)
Total From Investment Operations    (1.85)    (1.97)     (.25)       2.38      3.06

------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Distributions from Realized         (0.04)    (1.21)    (2.24)      (.97)    (1.33)
    Gains
Return of Capital                      --        --        --         --(1)     --
Total Dividends and                 (0.04)    (1.21)    (2.24)      (.97)    (1.33)
    Distributions

------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $8.61    $10.50    $13.68     $16.17    $14.76
------------------------------------------------------------------------------------

TOTAL RETURN(2)                     (17.62)%  (14.41)%   (1.10)%     16.83%    24.52%

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000     $59,762   $73,092   $95,222   $107,592   $94,644
    omitted)
Ratio of Expenses to Average        1.17%(4)  1.15%(4)  1.15%      1.17%     1.26%(3)
    Net Assets
Ratio of Net Investment Loss to     (.46)%    (.20)%    (.25)%     (.59)%    (.58)%
    Average Net Assets
Portfolio Turnover Rate(5)             46%      117%       35%        44%       41%
------------------------------------------------------------------------------------

1    Less than $0.005 per share.

2 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

3 Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.25% for 1998.

4 Had Davis Selected Advisers, L.P. not absorbed certain expenses, the ratio of expenses to average net assets for 2002 and 2001 would have been 1.21% and 1.18%, respectively.

5 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS


                       PROSPECTUS    o    SELECTED FUNDS    o    50

SELECTED U.S. GOVERNMENT INCOME FUND, INC.
Financial Highlights
Selected Funds
The following financial information represents selected data for each share of capital stock outstanding throughout each period.

                                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
                                          2002      2001     2000     1999     1998
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $8.86    $8.77      $8.37     $9.04     $9.01

--------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
    OPERATIONS
Net Investment Income                      .34      .40        .44       .45       .47
Net Realized and Unrealized Gains          .30      .09        .40      (.62)      .06
    (Losses)
Total From Investment Operations           .64      .49        .84      (.17)      .53
--------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income      (.34)    (.40)      (.44)     (.45)     (.47)
Distributions from Realized Gains         (.09)      --         --      (.05)     (.03)
Total Dividends and Distributions         (.43)    (.40)      (.44)     (.50)     (.50)

--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $9.07    $8.86      $8.77     $8.37     $9.04
--------------------------------------------------------------------------------------------

TOTAL RETURN(1)                           7.32%    5.71%     10.37%    (1.97)%    5.90%

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted) $5,346    $3,977     $3,728    $4,413    $6,237
Ratio of Expenses to Average Net Assets   1.30%(2)  1.30%(2)  1.21%(2)  1.28%(2)  1.52%(2,3)
Ratio of Net Investment Income to         3.71%     4.49%     5.21%     5.15%     5.17%
    Average Net Assets
Portfolio Turnover Rate(4)                 126%       67%       85%      134%       36%
--------------------------------------------------------------------------------------------


1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2 Had Davis Selected Advisers, L.P. not absorbed certain expenses, the ratio of expenses to average net assets for 2002, 2001, 2000, 1999, and 1998 would have been 1.67%, 1.84%, 2.04%, 1.61%, and 1.62%, respectively.

3 Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.50% for 1998.

4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

SEE NOTES TO FINANCIAL STATEMENTS



                       PROSPECTUS    o    SELECTED FUNDS    o    51

SELECTED DAILY GOVERNMENT FUND
Financial Highlights
Selected Funds

The following financial information represents selected data for each share of capital stock outstanding throughout each period.

                                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------
                                   2002      2001     2000     1999      1998
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING      $ 1.000    $ 1.000    $1.000    $1.000    $1.000
    OF PERIOD

--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
    OPERATIONS
Net Investment Income              .013       .037      .056       .044     .047
--------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net                (.013)     (.037)    (.056)     (.044)   (.047)
    Investment Income

--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF          $1.000     $1.000    $1.000     $1.000   $1.000
    PERIOD
--------------------------------------------------------------------------------------

TOTAL RETURN(1)                   1.32%      3.73%     5.80%      4.48%    4.85%

--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period      $116,187   $112,380   $130,126   $131,342   $126,203
    (000 omitted)
Ratio of Expenses to               .67%       .66%      .67%       .68%     .71%
    Average Net Assets
Ratio of Net Investment           1.30%      3.73%     5.68%      4.44%    4.74%
    Income to Average Net
    Assets
--------------------------------------------------------------------------------------

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.



                       PROSPECTUS    o    SELECTED FUNDS    o    52

PRIVACY NOTICE

While you will generally be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.




                       PROSPECTUS    o    SELECTED FUNDS    o    53

OBTAINING
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


For more information about the Selected Funds, request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Selected Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

The Selected Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.


HOW TO GET MORE INFORMATION

o BY TELEPHONE. Call Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Time. You may also call this number for account inquiries.

o BY MAIL. Write to State Street Bank and Trust Company, c/o Selected Funds, P.O. Box 8406, Boston, MA 02266-8406.

o    ON THE INTERNET. www.selectedfunds.com.

o FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-942-8090.


                    The Funds' Investment Company Act File Numbers are:
                    Selected American Shares, 811-51
                    Selected Special Shares, 811-1550
    (SELECTED       Selected U.S. Government Income Fund, 811-5240
        FUNDS       Selected Daily Government Fund, 811-5240
         LOGO
     OMITTED)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2003


                            SELECTED AMERICAN SHARES
                             SELECTED SPECIAL SHARES
                      SELECTED U.S. GOVERNMENT INCOME FUND
                         SELECTED DAILY GOVERNMENT FUND


                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-243-1575


SELECTED U.S. GOVERNMENT INCOME FUND AND SELECTED DAILY GOVERNMENT FUND ARE SEPARATE SERIES OF SELECTED CAPITAL PRESERVATION TRUST.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUS BY REFERENCE. THE PROSPECTUS MAY BE OBTAINED FROM THE SELECTED FUNDS.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                                   PAGE
SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS............................3
--------------------------------------------------------

     Additional Information About the Funds' Investment Strategies and Risks........3
     Portfolio Transactions........................................................23
     Investment Restrictions.......................................................27

SECTION II: KEY PERSONS............................................................31
-----------------------

     Organization of the Funds.....................................................31
     Directors and Officers........................................................31
     Directors.....................................................................32
     Independent Directors' Compensation...........................................35
     Officers......................................................................36
     Standing Committees of the Board of Directors.................................36
     Directors' Fund Holdings......................................................38
     Independent Directors' Affiliations and Transactions..........................38
     Certain Shareholders of the Fund..............................................39
     Investment Advisory Services..................................................40
     Distribution of Fund Shares...................................................42
     Other Important Service Providers.............................................43

SECTION III: PURCHASES, EXCHANGES AND REDEMPTIONS..................................44
-------------------------------------------------

     How to Purchase Shares........................................................44
     Special Services..............................................................45
     Exchange of Shares............................................................46
     Redemption of Shares..........................................................47

SECTION IV: GENERAL INFORMATION....................................................51
-------------------------------

     Determining the Price of Shares...............................................51
     Dividends and Distributions...................................................52
     Federal Income Taxes..........................................................53
     Performance Data..............................................................53

APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES.....................................59

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS
--------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS


THE ADVISER. Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund, and Selected Daily Government Fund (each a "Fund") are managed by Davis Selected Advisers, L.P. ("Adviser").

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds' prospectus. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether: (i) they may assist a Fund in pursuing its investment objective; (ii) they are consistent with the Funds' investment strategy; (iii) they will not cause a Fund to violate any of its investment restrictions; or
(iv) they will not materially change the Funds' risk profile as described in the Funds' prospectus and Statement of Additional Information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that the Adviser and/or Davis Selected Advisers - NY, Inc. ("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether the Funds use a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged.

In the discussions that follow, "Fund" applies equally to Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund, and Selected Daily Government Fund unless the context indicates otherwise.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOs"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is

              Selected Funds Statement of Additional Information 3 sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions

              Selected Funds Statement of Additional Information 4 significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of

              Selected Funds Statement of Additional Information 5 certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security also normally will provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Foreign securities are: (1) issued by companies organized under the laws of a foreign country, (2) principally traded in securities markets outside of the United States, (3) issued by companies earning at least 50% of their revenues or profits outside of the United States, or (4) issued by companies having at least 50% of their assets outside of the United States. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or

              Selected Funds Statement of Additional Information 6 unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

AVERAGE MATURITIES. Selected Daily Government Fund limits the average maturity of its investment portfolio to 90 days or less. Selected U.S. Government Income Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Selected Daily Government Fund's portfolio and Selected U.S. Government Income Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Selected Daily Government Fund and one year to five years for Selected U.S. Government Income Fund), and at other times may be relatively long (up to 90 days for Selected Daily Government Fund and more than 10 years and up to 30 years for Selected U.S. Government Income Fund). Selected Daily Government Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Selected U.S. Government Income Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Selected U.S. Government Income Fund's average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash

              Selected Funds Statement of Additional Information 7 awaiting more permanent investment, it also may invest in short-term money market instruments, including repurchase agreements.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a

              Selected Funds Statement of Additional Information 8 discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly

              Selected Funds Statement of Additional Information 9 reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on their investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

              Selected Funds Statement of Additional Information 10

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with

              Selected Funds Statement of Additional Information 11 the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

HEADLINE RISK. We seek to acquire growing companies at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

SHORT SALES. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting "long position" (an economically equivalent security which is owned ) or establish a "Segregated Account" as described in this Statement of Additional Information.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

              Selected Funds Statement of Additional Information 12

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

              Selected Funds Statement of Additional Information 13

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;

o    buy puts on such futures or on securities; or

o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or

o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              Selected Funds Statement of Additional Information 14

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

              Selected Funds Statement of Additional Information 15

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

              Selected Funds Statement of Additional Information 16

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative,

              Selected Funds Statement of Additional Information 17 the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency, the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

              Selected Funds Statement of Additional Information 18

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to

              Selected Funds Statement of Additional Information 19 gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a

              Selected Funds Statement of Additional Information 20 closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements,

              Selected Funds Statement of Additional Information 21 investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up

              Selected Funds Statement of Additional Information 22 the straddle. Disallowed loss generally is allowed at the point when there is no unrecognized gain in the offsetting positions making up the straddle or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that such trading is advisable.

The Adviser serves as a discretionary investment adviser for many clients. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account. On a quarterly basis or as requested, clients receive itemized account statements reflecting present holdings and transactions for the account's stated period.

Best Execution. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, the range and quality of the services made available to clients, research services, the payment of bona fide client expenses and (for clients who are registered investment companies or unregistered private investment companies) the sale of fund shares. At times the Adviser may pay a higher price to receive research services, as described below. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

              Selected Funds Statement of Additional Information 23

Directed Brokerage. Clients may designate the use of a specified broker-dealer, whether because the broker provides services to the client or for other reasons. In the event a client instructs the Adviser to direct brokerage to a specified broker-dealer, that broker-dealer assumes responsibility for execution. Clients who designate the use of a particular broker-dealer should understand that they may lose: (i) the possible advantage that non-designating clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security; and (ii) the ability of the Adviser to effectively negotiate the commission rate. Such a client's trades may be effected after the trades of clients that have not designated a particular broker-dealer. Transactions in client accounts participating in managed account/wrap programs are typically executed through the program sponsor. Executing the transaction away from the program sponsor would result in the client account being charged an additional commission.

Affiliated Brokerage. The Adviser is authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange that may be deemed to be an affiliate of the Adviser, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The brokerage commissions that the Funds may have paid to Shelby Cullom Davis & Co. are detailed in the section titled "Portfolio Commissions."

Cross Trades. When the Adviser deems it to be advantageous, one fund may purchase securities directly from an another fund which is also managed by the Adviser. This may happen due to a variety of circumstances, including situations when one fund must purchase securities due to holding excess cash and, at the same time, a different fund must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to both funds. The Adviser has adopted written procedures to ensure fairness to both funds.

Investment Allocations. The Adviser considers many factors when allocating securities among clients, including but not limited to, the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser attempts to allocate investment opportunities among clients in a manner that is fair and equitable when viewed over a period of time and involving many allocations. However, clients are not ensured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies; and (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, the Adviser receives a variety of advisory fees from its clients, including performance incentive fees; the performance records of some clients are more public than the performance records of other clients; and the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably mutual funds and a hedge fund) but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to, the timing of cash deposits and withdrawals to and from an account, the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, price and timing differences when buying or selling securities, and clients pursuing similar investment strategies may impose different investment restrictions. The Adviser has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.

The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

              Selected Funds Statement of Additional Information 24

The Adviser serves as investment adviser for a number of clients whose portfolios are patterned after model portfolios or designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase or sale of securities for all participating clients at the same time.

The Adviser generally executes trades for patterned client accounts after the trade has been executed for the model portfolio or designated mutual fund after which the client account is patterned. Since most of the Adviser's transactions are in large-capitalization, exchange-traded equities, the Adviser believes that this usually does not impact the long-term performance of these clients.

Managed account/wrap clients have contractual relationships with their program sponsors that typically makes it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

Orders for accounts that are not patterned after model portfolios or designated mutual funds shall generally be executed in the order received by the trading desk, with the following exceptions: (i) execution of orders for clients that have directed that particular brokers to be used will generally be delayed until the orders that do not direct a particular broker have been filled; (ii) execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) execution of orders that are to be bunched or aggregated with other orders for the purchase or sale of the same security may be delayed.

Aggregated Trades. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client, but the Adviser believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor, unless in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors.

There are occasions when the Adviser varies from the trading procedures described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions prior to, simultaneously with or subsequent to the model portfolio or designated mutual fund after which their accounts are patterned. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds after which they are patterned. If the transactions are not aggregated, such prices may be better or worse.

              Selected Funds Statement of Additional Information 25

Research Paid for With Commissions. In selecting brokers, the Adviser may consider selecting those brokers that assist the Adviser in fulfilling its investment management responsibilities.

In return for brokerage the Adviser receives published research reports from multiple sources and access to brokerage firms' research departments. Research received from brokerage firms is used to supplement the Adviser's internal research. While there are no formal procedures for allocation of brokerage, the Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

Research information received from brokers covers a wide range of topics, including the economic outlook, the political environment, demographic and social trends, and individual company and industry analysis. In accordance with certain brokerage arrangements, brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analysis, computer services used for research and portfolio analysis, and other valuable research information. In addition the Adviser may receive certain brokerage and research products and services that provide both research and non-research ("mixed-use") benefits. For example, computer services that are used for both portfolio analysis and account administration. In these instances only research portions are attributed to client brokerage commissions and the non-research portion will be paid in cash by the Adviser.

The Adviser provides the Boards of Directors of mutual funds for which it serves as the primary manager (not sub-adviser) with quarterly reports detailing all research services purchased with commissions. The Directors and their independent counsel review these reports.

The Adviser's compliance officer regularly reviews brokerage paid in return for research and execution and makes a good faith determination that: (1) the amount of commissions allocated to a broker are reasonable in relation to the value of the brokerage and research services received, and (2) the research and services received provide lawful and appropriate assistance to the Adviser in the performance of its investment decision making responsibilities.

Portfolio Turnover. Because of the Funds' investment strategies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. Selected Special Shares trades more aggressively than Selected American Shares and is expected to have a higher turnover ratio. Both Selected American Shares and Selected Special Shares anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. Selected U.S. Government Income Fund usually has turnover ratios in excess of 100% due to the Adviser's active response to changes in interest rates and economic conditions, and due to purchases and sales of the Fund's shares.

When the Adviser deems it to be appropriate, each of the Funds may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Selected U.S. Government Income Fund and Selected Daily Government Fund do not normally pay brokerage commissions. Generally, securities of these two Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.


              Selected Funds Statement of Additional Information 26

Portfolio Commissions. The Funds paid the following brokerage commissions:

                                                         Fiscal year ended December 31,
                                                          2002               2001              2000
                                              ------------------------------------------------------
SELECTED AMERICAN SHARES
Brokerage Commissions Paid                          $2,713,146         $3,967,609        $2,684,112
Amount Paid to Brokers Providing Research                  36%                23%               74%
Brokerage Commissions paid to Shelby Cullom                N/A                N/A           $88,325
   Davis & Co.(1)

SELECTED SPECIAL SHARES
Brokerage Commissions Paid                            $134,355           $210,909          $106,145
Amount Paid to Brokers Providing Research                   2%       less than 1%               72%

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 2002, Shelby Cullom Davis & Co. did not execute any portfolio transactions on behalf of the Funds.

Investments in Certain Broker-Dealers. As of December 31, 2002, the Funds owned the following securities (excluding repurchase agreements) issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2002:

FUND                                                          $ VALUE
----                                                          -------

SELECTED AMERICAN SHARES
         Morgan Stanley Dean Witter & Co.                     $59,475,371


                             INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectus and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented; or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of

              Selected Funds Statement of Additional Information 27 the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may reclassify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

              Selected Funds Statement of Additional Information 28

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund still is subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

(8) INVESTMENT OBJECTIVES. Selected American Shares investment objective is to achieve both capital growth and income. Selected Special Shares' investment objective is capital growth. Selected U.S. Government Income Fund's investment objective is to obtain current income consistent with preservation of capital by investing primarily in U.S. Government Securities. Selected Daily Government Fund's investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds each have adopted the following non-fundamental policies that may be changed without shareholder approval:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. Selected Daily Government Fund may not purchase illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities.

2. High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

3. Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

4. Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

5. Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

1. Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

              Selected Funds Statement of Additional Information 29

6. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

7. Name Policy (All Funds Except Selected Special Shares). Under normal circumstances Selected American Shares will invest at least 80% of net assets plus any borrowing for investment purposes in securities issued by American companies. Selected American Shares will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause the Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. The Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Under normal circumstances Selected U.S. Government Income Fund and Selected Daily Government Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Funds also own other assets that are not investments, such as cash and receivables.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Selected American Shares, Selected U.S. Government Income Fund, and Selected Daily Government Fund will provide the Fund's shareholders with at least 60 days' prior notice before changing their Name Policy such that they would invest, under normal circumstances less than 80% of their net assets plus any borrowing for investment purposes in American companies or U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities (for both Selected U.S. Government Income Fund and Selected Daily Government Fund), respectively.

              Selected Funds Statement of Additional Information 30

SECTION II: KEY PERSONS

                            ORGANIZATION OF THE FUNDS

THE FUNDS. Each Selected Fund is an open-end, diversified management investment company registered under the 1940 Act. Selected American Shares, Inc., organized in 1933, and Selected Special Shares, Inc., organized in 1939, are Maryland corporations. Selected American Shares, Inc., and Selected Special Shares, Inc., each currently issue one series of common stock. Selected U.S. Government Income Fund and Selected Daily Government Fund each are separate series of Selected Capital Preservation Trust. The Trust was organized as a business trust under the laws of Ohio in 1987 and currently issues two separate series of shares of beneficial interest. The Board of Directors may increase the number of Selected Funds in the future and may, at any time, discontinue offering shares of any Fund to the public.

FUND SHARES. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares. Selected Capital Preservation Trust issues shares in separate series and each of the shares represents an interest in the assets of the series issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) the expenses related to a particular series, such as those related to the distribution of each series and the transfer agency expenses of each series are borne solely by each such series; (ii) each series of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular series; and (iii) other matters for which separate series voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of a Fund (Selected U.S. Government Income Fund and Selected Daily Government Fund are separate series of a single Trust and vote together to elect directors and other issues), can elect all of the Directors of Selected Capital Preservation Trust.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with applicable law (Maryland law for Selected American Shares and Selected Special Shares, Ohio law for Selected Capital Preservation Trust) and the Funds' bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called for Selected American Shares or Selected Special Shares on the written request of shareholders of at least 25% of the outstanding vote that could be cast at the meeting. Special shareholder meetings may be called for Selected Capital Preservation Trust on the written request of shareholders of at least 10% of the outstanding vote that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting, in accordance with State law and SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers holds identical offices with each of the Selected Funds (three registrants: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust). As indicated below, certain directors and officers also may hold similar positions with the Davis Funds (four registrants, a total of 12 separate series) that also are managed by the Adviser.

              Selected Funds Statement of Additional Information 31

The Board of Directors supervises the business and management of the Selected Funds. The Board approves all significant agreements between the Selected Funds and those companies that furnish services to the Selected Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706. Each Director serves until retirement, resignation, death or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.


                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

WILLIAM P. BARR                 Director       director       Executive Vice President and            4
(5/23/50)                                      since 1994     General Counsel, Verizon
                                                              (formerly GTE
                                                              Corporation before
                                                              it merged with
                                                              Bell Atlantic)
                                                              since July 1994;
                                                              Attorney General
                                                              of the United
                                                              States from August
                                                              1991 to January
                                                              1993; Deputy
                                                              Attorney General
                                                              from May 1990 to
                                                              August 1991;
                                                              Assistant Attorney
                                                              General from April
                                                              1989 to May 1990;
                                                              Partner with the
                                                              law firm of Shaw,
                                                              Pittman, Potts &
                                                              Trowbridge from
                                                              1984 to April 1989
                                                              and January 1993
                                                              to August 1994

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

FLOYD A. BROWN                  Director       director       Retired staff announcer and             4
(11/5/30)                                      since 1975     program host for WGN Radio
                                                              and Television, Chicago,
                                                              Illinois; sole proprietor of
                                                              the The Floyd Brown Co.,
                                                              Elgin, Illinois (advertising,
                                                              media production and mass
                                                              media marketing)

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------



              Selected Funds Statement of Additional Information 32

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
JEROME E. HASS                  Director       director       Professor of Finance and                4
(6/1/40)                                       since 1997     Business Strategy, Johnson
                                                              Graduate School of
                                                              Management,
                                                              Cornell
                                                              University;
                                                              Consultant,
                                                              National Economic
                                                              Research
                                                              Associates; former
                                                              Chief of Division
                                                              of Economic
                                                              Research of the
                                                              Federal Power
                                                              Commission and
                                                              Special Assistant
                                                              to James R.
                                                              Schlesinger at the
                                                              Executive Office
                                                              of the President
                                                              of the United
                                                              States.

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

KATHERINE L. MacWILLIAMS        Director       director       Vice President, International           4
(1/19/56)                                      since 1997     Finance, Coors Brewing
                                                              Company; former
                                                              Treasurer, Coors
                                                              Brewing Company
                                                              and Adolph Coors
                                                              Company; former
                                                              Vice President of
                                                              Capital Markets
                                                              for UBS Securities
                                                              in New York;
                                                              former member of
                                                              the Board of
                                                              International
                                                              Swaps and
                                                              Derivatives
                                                              Association, Inc.

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------

JAMES J. McMONAGLE              Director/      director       Chairman of the Selected                4
(10/1/44)                       Chairman       since 1990     Funds Board of Directors;
                                                              Of Counsel to
                                                              Vorys, Sater,
                                                              Seymour and Pease
                                                              LLP (law firm);
                                                              Formerly Senior
                                                              Vice President and
                                                              General Counsel of
                                                              University
                                                              Hospitals Health
                                                              System, Inc. and
                                                              University
                                                              Hospitals of
                                                              Cleveland from
                                                              1990 to 2002;
                                                              Judge of the Court
                                                              of Common Pleas,
                                                              Cuyahoga County,
                                                              Ohio, from 1976 to
                                                              1990

OTHER DIRECTORSHIPS: None

-----------------------------------------------------------------------------------------------------------------


              Selected Funds Statement of Additional Information 33

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
RICHARD O'BRIEN                 Director       director       Retired Corporate Economist             4
(9/12/45)                                      since 1996     for Hewlett-Packard Company;
                                                              former Chairman of the
                                                              Economic Advisory Council of
                                                              the California Chamber of
                                                              Commerce

OTHER DIRECTORSHIPS: Director and past President, Silicon Valley Roundtable; former Director, National
Association of Business Economists

-----------------------------------------------------------------------------------------------------------------

MARSHA WILLIAMS                 Director       director       Chief Financial Officer of              16
(3/28/51)                                      since 1996     Equity Office Properties
                                                              Trust (a real
                                                              estate investment
                                                              trust); former
                                                              Chief
                                                              Administrative
                                                              Officer of Crate &
                                                              Barrel (home
                                                              furnishings
                                                              retailer); former
                                                              Vice President and
                                                              Treasurer, Amoco
                                                              Corporation (oil &
                                                              gas company)

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 12 portfolios); Director, Modine Manufacturing,
Inc (heat transfer technology).; Director, Chicago Bridge & Iron Company, N.V (industrial construction and engineering).

INSIDE DIRECTORS:*

-----------------------------------------------------------------------------------------------------------------

ANDREW A. DAVIS                 Director       director       President or Vice President             16
(6/25/63)                                      since 1998     of each Selected Fund and
                                                              Davis Fund; President, Davis
                                                              Selected Advisers, L.P., and
                                                              also serves as an executive
                                                              officer in certain companies
                                                              affiliated with the Adviser

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 12 portfolios)

-----------------------------------------------------------------------------------------------------------------

              Selected Funds Statement of Additional Information 34

                                               TERM OF                                        NO. OF PORTFOLIOS
                                               OFFICE AND                                     IN FUND COMPLEX
NAME                            POSITION(S)    LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN BY
(birthdate)                     HELD WITH FUND TIME SERVED    DURING PAST FIVE YEARS          DIRECTOR
-----------------------------------------------------------------------------------------------------------------
CHRISTOPHER C. DAVIS            Director       director       Chief Executive Officer,                16
(7/13/65)                                      since 1998     President or Vice President
                                                              of each Selected
                                                              Fund and Davis
                                                              Fund; Chairman and
                                                              Chief Executive
                                                              Officer, Davis
                                                              Selected Advisers,
                                                              L.P., and also
                                                              serves as an
                                                              executive officer
                                                              in certain
                                                              companies
                                                              affiliated with
                                                              the Adviser,
                                                              including sole
                                                              member of the
                                                              Adviser's general
                                                              partner, Davis
                                                              Investments, LLC;
                                                              Employee of Shelby
                                                              Cullom Davis &
                                                              Co., a registered
                                                              broker/dealer.

OTHER DIRECTORSHIPS: Director of the Davis Funds (consisting of 12 portfolios)

-----------------------------------------------------------------------------------------------------------------

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.


                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2002, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:

                                                   AGGREGATE COMPENSATION                        TOTAL
                NAME                               FROM SELECTED FUNDS(1)               COMPLEX COMPENSATION(2)
                ----                               ----------------------               -----------------------
         William P. Barr                                   $37,500                            $37,500
         Floyd A Brown                                     $41,000                            $41,000
         Jerome E. Hass                                    $36,500                            $36,500
         Katherine L. MacWilliams                          $41,000                            $41,000
         James J. McMonagle                                $80,000                            $80,000
         Richard C. O'Brien                                $41,000                            $41,000
         Larry Robinson(3)                                 $40,000                            $40,000
         Marsha Williams                                   $40,000                            $99,300

1 "Aggregate Fund compensation" is the aggregate compensation paid for service as a director by each of the Selected Funds, i.e., Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund, and Selected Daily Government Fund.

2 "Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

3    Larry Robinson, a director since 1988, died in February 2003.


              Selected Funds Statement of Additional Information 35

                                    OFFICERS

Selected Funds officers (including some Inside Directors) all hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), Venture Advisers, Inc. (a company holding some of the Adviser's limited partnership units) and Davis Partners I, LLC (general partner of an unregistered hedge fund). The Selected Funds do not pay salaries to any of their officers. Each of the Selected Funds' officers serves for one year and until his or her successor is chosen and qualifies.

CHRISTOPHER C. DAVIS (BORN 7/13/65, SELECTED FUNDS OFFICER SINCE 1998). See description in the section on Inside Directors.

ANDREW A. DAVIS (BORN 6/25/63, SELECTED FUNDS OFFICER SINCE 1998). See description in the section on Inside Directors.

KENNETH C. EICH (BORN 8/14/53, SELECTED FUNDS OFFICER SINCE 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser; Director of ICI Mutual (an insurance company); Member, Board of Governors - ICI.

SHARRA L. REED (BORN 9/25/66, SELECTED FUNDS OFFICER SINCE 1998). Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of four portfolios); Vice President Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (BORN 3/7/57, SELECTED FUNDS OFFICER SINCE 1998). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of four portfolios); Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (BORN 9/24/53, SELECTED FUNDS OFFICER SINCE 1991). Assistant Secretary of each of the Davis Funds and Selected Funds; member, D'Ancona & Pflaum LLC (a law firm); counsel to the Independent Directors and the Selected Funds.


                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

EXECUTIVE COMMITTEE. The Selected Funds have an Executive Committee, which is comprised entirely of Independent Directors (James McMonagle, Chair, Floyd Brown and Marsha Williams). The Executive Committee may exercise all of the authority of the Board of Directors in management of the Selected Funds, subject to limitations imposed by the 1940 Act. The Executive Committee meets as often as deemed appropriate by the Executive Committee. The Executive Committee did not meet during calendar year 2002.

FIDUCIARY AND AUDIT COMMITTEE. The Selected Funds have a Fiduciary and Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chairperson; William Barr, Jerome Hass, James McMonagle and Marsha Williams). The Fiduciary and Audit Committee reviews financial statements and other audit-related matters for the Selected Funds. The Fiduciary and Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Fiduciary and Audit Committee meets as often as deemed


              Selected Funds Statement of Additional Information 36 appropriate by the Committee. The Fiduciary and Audit Committee met three times during calendar year 2002.

NOMINATING COMMITTEE. The Selected Funds have a Nominating Committee, which is comprised entirely of Independent Directors (William Barr, Chair; and James McMonagle), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee did not meet during calendar year 2002. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Selected Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

PORTFOLIO PERFORMANCE AND REVIEW COMMITTEE. The Selected Funds have a Portfolio Performance and Review Committee (Richard O'Brien, Chair; Andrew Davis, Christopher Davis, Jerome Hass and James McMonagle). The Portfolio Performance and Review Committee reviews the Selected Fund's investment performance, and investment strategies, both on an absolute basis and relative to each Fund's peer group. The Portfolio Performance and Review Committee meets as often as deemed appropriate by the Committee. The Portfolio Performance and Review Committee met four times during calendar year 2002.

MARKETING COMMITTEE. The Selected Funds have a Marketing Committee, which is comprised entirely of Independent Directors (Floyd Brown, Chair, Katherine MacWilliams, and James McMonagle). The Marketing Committee reviews the Selected Fund's Marketing program, including marketing communications, public relations, advertising, telemarketing and attendance at conferences. The Marketing Committee meets as often as deemed appropriate by the Marketing Committee. The Marketing Committee met four times during calendar year 2002.

AMORTIZED COST PROCEDURES COMMITTEE. The Selected Funds have an Amortized Cost Procedures Committee (James McMonagle, Chair, Andrew Davis, and Christopher Davis). The Amortized Cost Procedures Committee reviews the Selected Fund's procedures under Rule 2a-7 of the 1940 Act that are designed to ensure that money market funds maintain a net asset value of $1.00 per share. The Amortized Cost Procedures Committee meets as often as deemed appropriate by the Committee. The Amortized Cost Procedures Committee met once during calendar year 2002.

PRICING COMMITTEE. The Selected Funds have a Pricing Committee (James McMonagle, Chair, Kenneth Eich, and Sharra Reed) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 25 times during calendar year 2002. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.



              Selected Funds Statement of Additional Information 37

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2002, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                                                                 SELECTED U.S.    SELECTED DAILY
                                   SELECTED          SELECTED       GOVERNMENT        GOVERNMENT     TOTAL INVESTED
                            AMERICAN SHARES    SPECIAL SHARES      INCOME FUND       INCOME FUND      IN ALL FUNDS*
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
WILLIAM BARR               $50,001-100,000               none             none              none  $50,001 $100,000
FLOYD BROWN                  over $100,000     $10,001-50,000        $1-10,000         $1-10,000      over $100,000
JEROME HASS                $50,001-100,000     $10,001-50,000             none     over $100,000      over $100,000
KATHERINE MacWILLIAMS        over $100,000          $1-10,000             none              none      over $100,000
JAMES McMONAGLE              over $100,000     $10,001-50,000        $1-10,000         $1-10,000      over $100,000
RICHARD O'BRIEN              over $100,000     $10,001-50,000             none              none      over $100,000
MARSHA WILLIAMS              over $100,000    $50,001-100,000   $10,001-50,000    $10,001-50,000      over $100,000

-------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS:
ANDREW DAVIS                 $10,001-50,000         $1-10,000             none              none      over $100,000
CHRISTOPHER DAVIS             over $100,000              none             none              none      over $100,000

* Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Selected Funds for all directors and also includes the Davis Funds for Andrew Davis, Christopher Davis and Marsha Williams.

               INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Selected Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered Inside Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Selected Fund, an officer of the Selected Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent Director (or their immediate family members) served as an officer.

              Selected Funds Statement of Additional Information 38

                        CERTAIN SHAREHOLDERS OF THE FUNDS

As of February 28, 2003, officers and directors owned the following percentages of each of the Funds:

                                                        Percentage of
                                                  Outstanding Shares Owned
                                                  ------------------------
         Selected American Shares                             *
         Selected Special Shares                              *
         Selected U.S. Government Income Fund                 *
         Selected Daily Government Fund                       *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Funds.

The following table sets forth as of February 28, 2003, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns more than 25% of the Funds' total outstanding shares. Selected Funds:

                                                                                         PERCENT OF SHARES
NAME OF FUND                                NAME AND ADDRESS                                OUTSTANDING
------------                                ----------------                             -----------------
                                            Charles Schwab and Co. Inc.
SELECTED AMERICAN SHARES                    101 Montgomery St.                                24.90%
                                            San Francisco, CA 94014-4122


                                            FBSICO
                                            National Financial Service
                                            200 Liberty St., Fifth Floor                      21.76%
                                            New York, NY 10281-5500


                                            Shelby Cullom Davis & Co.
                                            Investment No. 3
                                            609 Fifth Avenue, 11th Floor                      19.86%
                                            New York, NY 10017-1021


                                            Shelby Cullom Davis & Co.
                                            Investment No. 3
SELECTED SPECIAL SHARES                     609 Fifth Avenue, 11th Floor                       9.74%
                                            New York, NY 10017-1021


                                            Charles Schwab and Co. Inc.
                                            101 Montgomery St.                                 9.45%
                                            San Francisco, CA 94014-4122


                                            Shelby Cullom Davis & Co.
                                            Investment No. 3
SELECTED DAILY GOVERNMENT FUND              609 Fifth Avenue, 11th Floor                      78.85%
                                            New York, NY 10017-1021


              Selected Funds Statement of Additional Information 39

                          INVESTMENT ADVISORY SERVICES

DAVIS SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC. Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, a hedge fund, and offshore funds. Davis Selected Advisers
- NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS-NY, INC. Pursuant to Advisory Agreements, each Selected Fund pays the Adviser a fee according to the following fee schedule.

Selected American Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $2 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion.

Selected Special Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.70% on the first $50 million; 0.675% on the next $100 million; 0.65% of the next $100 million, and 0.60% on amounts over $250 million.

Selected U.S. Government Income Fund pays the Adviser a flat fee at an annual rate of 0.30% of average net assets.

Selected Daily Government Fund pays the Adviser a flat fee at an annual rate of 0.30% of average net assets.

The aggregate advisory fees paid by each of the Selected Funds to the Adviser were:

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2002              2001           2000
                                                    -----             ----           ----
Selected American Shares                         $27,266,379      $31,178,130     $26,196,321
Selected Special Shares                              463,622          559,687         723,575
Selected U.S. Government Income Fund                  13,627           11,216          11,130
Selected Daily Government Fund                       339,547          348,341         399,494

The Adviser agreed to temporarily reduce the advisory fee for Selected Special Shares from June 1, 2001 through December 31, 2002. The reduction in advisory fee amounted to $29,208.

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be

              Selected Funds Statement of Additional Information 40 approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds pay or reimburse the Adviser for providing certain shareholder services.

Such payments or reimbursements are detailed as follows:

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2002              2001              2000
                                                    ----              ----              ----
Selected American Shares                        $194,432            $160,155         $156,320
Selected Special Shares                           12,203              10,148           13,178
Selected U.S. Government Income Fund                 895                 578              730
Selected Daily Income Fund                          4408               3,551            4,550

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is scheduled to meet four times a year. The directors, including the Independent Directors, believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors.

In April 2003 the directors, including a majority of the Independent Directors, approved the continuation of existing advisory and sub-advisory agreements for each of the Selected Funds without any material changes. After reviewing all of the data and information presented to them, the directors, including a majority of the Independent Directors, agreed that the renewal of the advisory and sub-advisory agreements was in the best interests of the shareholders. In considering the advisory and sub-advisory agreements, the Board of Directors did not identify any single factor as all-important or controlling.

In preparation for this review the Independent Directors submitted a set of questions to the Adviser and Sub-Adviser specifically relating to renewal of the agreements. In April 2003 the Independent Directors met with representatives of the Adviser and Sub-Adviser, and with counsel for the Independent Directors, and reviewed the answers, and supporting exhibits. These materials reviewed included: (i) information on the investment performance of the each Fund, a peer group of funds and an appropriate index; (ii) sales and redemptions of each Fund; (iii) information concerning the expenses of each Fund compared against a peer group of funds; and (iv) the Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Selected Fund's shares; (ii) the allocation of Selected Funds' brokerage, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services; (iii) the Adviser's management of the relationships with the Selected Funds' third party providers, including custodian and transfer agents; (iv) the resources devoted to and the record of compliance with the Selected Funds' investment policies and restrictions and with policies on personal securities transactions; and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

              Selected Funds Statement of Additional Information 41

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Selected Funds. While the Selected Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Sub-Adviser, Distributor and the Selected Funds have adopted Codes of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Selected Funds. Such employees may invest in securities, including securities that may be purchased or held by the Selected Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.


                           DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Selected Funds have each adopted Distribution Plans under which each Fund pays the Distributor a fee of 0.25% of average daily net assets. The Distribution Plans were approved by the Funds' Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Funds.

To the extent that any investment advisory fees paid by a Fund may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees of up to 0.25% of the average net asset value of the shares of any Selected Fund for accounts for which representatives of the dealers are responsible and provide services. For accounts established prior to May 1, 1999, the Distributor may pay up to an additional 0.30% of the average net asset value from its own resources.

As Selected Funds are sold without imposing front- or back-end sales charges, the Distributor does not collect sales charges on the sale of Fund shares.

              Selected Funds Statement of Additional Information 42

The Distributor received the following amounts as compensation under the Distribution Plans:

                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                    2002              2001              2000
                                                    ----              ----              ----
Selected American Shares                        $12,185,899      $14,052,283        $11,680,138
Selected Special Shares                             167,082          202,662            263,361
Selected U.S. Government Income Fund                 11,356            9,347              9,275
Selected Daily Income Fund                          282,956          290,285            332,912

FUND SUPERMARKETS. The Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees that the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgment of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.


                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), P.O Box 8406, Boston, MA 02266-8406, serves as custodian of each Selected Fund's assets. The Custodian maintains all of the instruments representing the Selected Fund's investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Selected Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2700, Denver, CO 80202, serves as independent auditors for each of the Selected Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, serves as counsel to the Selected Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

              Selected Funds Statement of Additional Information 43

SECTION III: PURCHASES, EXCHANGES AND REDEMPTIONS

                             HOW TO PURCHASE SHARES

Shares of the Funds may be purchased though a financial adviser having a sales agreement with the Distributor or directly from the Funds. No matter how you purchase your shares, you pay no sales load. You can open an account if you invest at least $1,000 for a non-retirement plan account, or $250 for a retirement plan account.

There are three ways to make an initial investment in the Selected Funds. One way is to fill out the Application Form and mail it to the service provider, State Street Bank and Trust. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE SELECTED FUNDS or, in the case of a retirement account, to the custodian or trustee. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. You may redeem shares on any business day. Redemption proceeds may be withheld untila sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashiers checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.

The second way to make an initial investment is to work with a financial adviser having a selling agreement with the Funds order and remit payment for the shares on your behalf. The financial adviser can also order the shares from the Distributor by telephone or wire.

The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC, at 1-800-243-1575 to advise them of the investment amount and obtain an account number. A completed Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                      State Street Bank and Trust Company
                      Boston, MA 02210
                      Attn.: Mutual Fund Services
                      SELECTED FUNDS
                      (Please Specify Fund)
                      Shareholder Name
                      Shareholder Account Number
                      Federal Routing Number 011000028
                      DDA Number 9905-325-8

SUBSEQUENT INVESTMENTS. After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to THE SELECTED FUNDS to State Street Bank and Trust Company, c/o The Selected Funds, P.O. Box 8243, Boston, MA 02266-8243. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Selected Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a purchase form that State Street Bank and Trust will provide with each confirmation statement. If you do not have a purchase form, include a letter with your check stating the name of the Fund and your account number.

CERTIFICATES. The Selected Funds do not issue certificates for shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                                SPECIAL SERVICES


PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model

              Selected Funds Statement of Additional Information 44

403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Selected Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs; and non-deductible IRAs, including "Roth IRAs"), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Selected Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges the participant an annual maintenance fee of $15 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time. The maintenance fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 in cumulative assets (including taxable accounts). If an IRA account is closed, a $10 fee will be assessed. Beginning January 2004 this close out fee will be $15.

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing, whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum of $25) each month that will be used to purchase shares of one or more of the Funds. The account minimum of $1,000 for non-retirement accounts or $250 for retirement accounts will be waived if, pursuant to the automatic investment program, the account balance will meet the minimum investment requirements within 12 months of the initial investment. For banking institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the fifth and the 28th. After each automatic investment, you will receive a transaction confirmation from State Street Bank and Trust and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s).

DIVIDEND DIVERSIFICATION PROGRAM. You also may establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Selected Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Selected Funds prior to investment. Shares will be purchased at the chosen Selected Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account. All accounts established or utilized under this program must have a minimum initial value of $250, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, on at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s).

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Selected Funds may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or Social Security Number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

IN-KIND PURCHASES. Shares of the Selected Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a fund are described in the fund's Prospectus. In addition, shares of the Selected Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the fund: (i) meet the investment objective, strategy and policies of the fund; (ii) do not cause the violation of any investment restrictions at the time of

              Selected Funds Statement of Additional Information 45 acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the fund to own given the fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such in-kind purchase, the following conditions will apply:

(1) The securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;

(2) The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3) The transaction involves a net purchase of $1 million or more in fund shares.

Selected Funds believe that this ability to purchase shares of a fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Selected Fund. The fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

                               EXCHANGE OF SHARES

GENERAL. The exchange privilege is a convenient way to buy shares in other Selected Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Selected Funds offer a variety of investment objectives, which includes common stock funds, a government bond fund and a government money market fund. However, the Funds are intended as long-term investments and (other than Selected Daily Government
Fund) are not intended for short-term trades. The shares to be received on exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must meet the required minimum of $1,000 for non-retirement accounts or $250 for retirement accounts, unless such exchange is under the Automatic Exchange Program described below.

Shares may be exchanged at relative net asset value without any additional charge.

Before you decide to make an exchange, you must obtain a current Selected Funds prospectus. Read the prospectus carefully. If you decide to exchange your shares, contact your financial adviser or the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no

              Selected Funds Statement of Additional Information 46 other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Selected Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

The number of times you may exchange shares among the Selected Funds within a specified period of time may be limited at the discretion of the Distributor. Selected Funds encourages long-term investing and discourages "market timing" whereby a shareholder attempts to maximize return and minimize risk by purchasing a fund just before an increase in its net asset value and to sell a fund just before a decrease in its net asset value. Excessive exchanges interfere with a fund's ability to implement long-term investment strategies, increase a fund's portfolio turnover ratio, increase a fund's portfolio transaction expenses, may increase taxable distributions and decrease tax-efficiency and may decrease investment performance for the fund's long-term shareholders. Currently, more than four exchanges out of a Selected Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Selected Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section titled "Telephone Privilege," as such procedures are also applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Selected Funds also offer an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares simultaneously will be redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form or a letter of instruction signed by the account owner(s) to establish this program.

                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to any Fund, all or part of your shares at any time at net asset value. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Selected Funds, P.O. Box 8243, Boston MA 02266-8243, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the names on the the account from which the shares are being redeemed.

Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

In the past the Selected Funds issued share certificates, and some still are outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Funds also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer or a commercial bank. In some situations where corporations, trusts or estates are involved, additional documents, such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors,

              Selected Funds Statement of Additional Information 47 if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. You may redeem shares on any business day. Redemption proceeds may be withheld until sufficient period of time has passed for State Street Bank and Trust to be reasonably sure that all checks or drafts (including certified or cashiers checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares also may be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

SELECTED DAILY GOVERNMENT FUND. You may request redemption of part or all of your investment in Selected Daily Government Fund by mail by sending your request to State Street Bank and Trust Company, c/o Selected Funds, P.O. Box 8243, Boston, MA 02266-8243. You also may redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street will send payment for Selected Daily Government Fund shares redeemed within three business days, but in no event later than seven days, after receipt of a redemption request in proper form.

SELECTED DAILY GOVERNMENT FUND CHECK WRITING PRIVILEGE. For Selected Daily Government Fund accounts other than retirement plans and IRAs, State Street Bank and Trust will provide, on request, forms of drafts to be drawn on your regular account that will clear through State Street Bank and Trust. These drafts may be made payable to the order of any person in any amount not less than $250, and subject to other restrictions described in the prospectus. When a draft is presented to State Street Bank and Trust for payment, State Street Bank and Trust will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street Bank and Trust's rules and regulations governing such drafts, including the right of State Street Bank and Trust not to honor drafts in amounts which would cause the account balance to fall below $500.00. If a check is presented for payment which would bring the account balance to less than $500 minimum, the check will be rejected and a $20 service fee will be debited from the account; the Company and State Street Bank and Trust reserve the right to modify or terminate this service at any time.


              Selected Funds Statement of Additional Information 48

A shareholder may issue a "Stop Payment" on any draft by calling State Street Bank and Trust at (617)985-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Selected Daily Government Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service (State Street Bank and Trust charges $50 for wiring money internationally), and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

          The  check can only be issued for up to $100,000;
          The  check can only be issued to the registered owner(s);
          The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street Bank and Trust to sell a set dollar or percentage amount each month or each quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income-tax purposes. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Fund reserves the right to terminate or modify the Automatic Withdrawal Plan at any time.

              Selected Funds Statement of Additional Information 49

INVOLUNTARY REDEMPTIONS. To relieve the Funds of the cost of maintaining uneconomical accounts, the Funds may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Funds will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.


              Selected Funds Statement of Additional Information 50

SECTION IV: GENERAL INFORMATION

                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of Fund shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust generally is the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4 p.m. Eastern Standard Time; and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Selected Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Funds do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Selected Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities normally are valued using current market valuations. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced generally will not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that in the Board's view cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation. An investment in Selected Daily Government Fund is

              Selected Funds Statement of Additional Information 51 not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You also will receive a confirmation after each purchase or redemption. For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

For the protection of the shareholder, on receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

SELECTED AMERICAN SHARES. Income dividends normally are paid quarterly. Distributions from any net realized capital gains are usually made annually.

SELECTED SPECIAL SHARES. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

SELECTED U.S. GOVERNMENT INCOME FUND. Income dividends are usually paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually. Selected U.S. Government Income Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles. Selected U.S. Government Income Fund at times may continue to pay distributions based on expectations of future investment results to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year that have the effect of affecting previously realized gains), Selected U.S. Government Income Fund may have failed to achieve projected investment results for a given period. In such cases, Selected U.S. Government Income Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

SELECTED DAILY GOVERNMENT FUND. Dividends from net income are usually declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

              Selected Funds Statement of Additional Information 52

                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Selected Funds.

Each of the Selected Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Selected Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, the Funds may advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS (REFLECTING THE EFFECTS OF FEDERAL INCOME TAX) The Fund may advertise its investment performance on an after-tax basis.


SELECTED AMERICAN SHARES:

---------------------------------------------- -------------- --------------- --------------- --------------
   for the periods ended December 31, 2002      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    PERIOD FROM
                                                                                                05/01/93*
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN BEFORE TAXES                              (17.06)%         2.42%           11.03%         11.74%
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (17.30)%         1.51%           9.07%           9.70%
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (10.47)%         1.89%           8.53%           9.12%
AND SALE OF FUND SHARES
---------------------------------------------- -------------- --------------- --------------- --------------

*Period from 05/01/93 (when the Adviser assumed management).

SELECTED SPECIAL SHARES:

---------------------------------------------- -------------- --------------- --------------- --------------
   for the periods ended December 31, 2002      PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS    PERIOD FROM
                                                                                                05/01/93*
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN BEFORE TAXES                              (17.62)%         0.29%           7.63%           8.20%
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (17.69)%        (1.38)%          5.24%           5.71%
---------------------------------------------- -------------- --------------- --------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS              (10.74)%         0.54%           5.82%           6.29%
AND SALE OF FUND SHARES
---------------------------------------------- -------------- --------------- --------------- --------------

*Period from 05/01/93 (when the Adviser assumed management).



              Selected Funds Statement of Additional Information 53

SELECTED U.S. GOVERNMENT INCOME FUND:

------------------------------------------------ -------------- -------------- -------------- --------------
   (for the periods ended December 31, 2002)      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   PERIOD FROM
                                                                                                05/01/93*
------------------------------------------------ -------------- -------------- -------------- --------------
RETURN BEFORE TAXES                                  7.32%          5.39%          5.75%          5.52%
------------------------------------------------ -------------- -------------- -------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS                  5.57%          3.36%          3.41%          3.19%
------------------------------------------------ -------------- -------------- -------------- --------------
RETURN AFTER TAXES ON DISTRIBUTIONS                  4.65%          3.32%          3.44%          3.25%
AND SALE OF FUND SHARES
------------------------------------------------ -------------- -------------- -------------- --------------

*Period from 05/01/93 (when the Adviser assumed management).

NOTES FOR CALCULATING RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

"Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)(n) = ERV

        Where:             P =     hypothetical initial payment of
                                   $1,000

                           T =     average annual total return

                         (n) =     number of years

                          ERV     = ending redeemable value at the end
                                  of the 1, 5, and 10 year periods of
                                  a hypothetical $1,000 payment made
                                  at the beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; (ii) assumes a hypothetical initial $1,000 investment; and (iii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After-Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              Selected Funds Statement of Additional Information 54

                             P(1+T)(n) = ATV(D)

           Where:            P =     hypothetical initial payment of
                                     $1,000

                             T =     average annual total return (after
                                     taxes on distributions)

                           (n) =     number of years

                         ATV(D)=     ending redeemable value, after
                                     taxes on fund distributions but not
                                     after taxes on sale of fund shares,
                                     at the end of the 1, 5, and 10 year
                                     periods of a hypothetical $1,000
                                     payment made at the beginning of
                                     such period

"Average Annual Total Return After -Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)(n) = ATV(DR)

                  Where:            P =     hypothetical initial payment of
                                            $1,000

                                    T =     average annual total return (after
                                            taxes on distributions and sale of
                                            Fund shares)

                                  (n) =     number of years

                              ATV(DR) =     ending redeemable value, after
                                            taxes on fund distributions and sale
                                            of fund shares, at the end of the
                                            period of a hypothetical $1,000
                                            payment made at the beginning of
                                            such period

OTHER PERFORMANCE MEASURES

"Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) for shares of Selected American Shares and Selected U.S. Government Income Fund for the period ended December 31, 2002, were 0.79% and 3.69%, respectively.

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

              Selected Funds Statement of Additional Information 55

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                         -----
                                          cd

Where:            a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period.

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

The Funds' 30-Day SEC Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Selected Daily Government Fund for the seven-day period ended December 31, 2002, were 0.81% and 0.82%, respectively.

Yield quotations are calculated in accordance with the following formulas:

                  Current Yield = [(C-D) - BV] x (365/7)

                  Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

                  C =   Net change (excluding capital change in
                        value of hypothetical account with balance of one share at beginning of seven-day period).

                  D =   Deductions charged to hypothetical account.

                  BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.

Selected Daily Government Fund's Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Funds by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its Funds by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

              Selected Funds Statement of Additional Information 56

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed, and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns for Selected Fund to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Selected Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Selected Funds, other than performance rankings of the Selected Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Selected Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

              Selected Funds Statement of Additional Information 57

The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


              Selected Funds Statement of Additional Information 58

                                   APPENDIX A:

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              Selected Funds Statement of Additional Information 59

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

              Selected Funds Statement of Additional Information 60

                                    FORM N-1A


                                      JOINT
                               PART C OF FORM N-1A
                                       FOR
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST


                         SELECTED AMERICAN SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 86 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-10699
                                       AND
            AMENDMENT NO. 34 UNDER THE INVESTMENT COMPANY ACT OF 1940
                             REGISTRATION NO. 811-51


                          SELECTED SPECIAL SHARES, INC.
        POST-EFFECTIVE AMENDMENT NO. 59 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-27514
                                       AND
            AMENDMENT NO. 35 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-1550


                       SELECTED CAPITAL PRESERVATION TRUST
        POST-EFFECTIVE AMENDMENT NO. 28 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 33-15807
                                       AND
            AMENDMENT NO. 30 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-5240

                                     PART C

                                OTHER INFORMATION

SELECTED AMERICAN SHARES ("SAS")
SELECTED SPECIAL SHARES ("SSS")
SELECTED CAPITAL PRESERVATION TRUST ("SCPT")


         Item 23. Exhibits:


                    (a)(1) Articles of Incorporation (SAS), dated February 2, 1976. Incorporated by reference to Exhibit 23(a)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (a)(2) Articles of Incorporation (SSS), dated February 2, 1976. Incorporated by reference to Exhibit 23(a)(2) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (a)(3) Amended Declaration of Trust (SCPT), dated November 17, 1987. Incorporated by reference to Exhibit 23(a)(3) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

                    (a)(4)  Articles Supplementary to Articles of Incorporation
                            (SAS), increasing shares, dated July 6, 1998. Incorporated by reference to Exhibit 23(a)(4) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (a)(5)  Articles of Amendment of Articles of Incorporation
                            (SAS), redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(5) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (a)(6)  Articles of Amendment of Articles of Incorporation
                            (SAS), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to Exhibit 23(a)(6) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (a)(7)  Articles of Amendment of Articles of Incorporation
                            (SSS), redeeming small accounts, dated April 12, 1990. Incorporated by reference to Exhibit 23(a)(7) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (a)(8)  Articles of Amendment of Articles of Incorporation
                            (SSS), increasing shares, setting shareholder rights and responsibilities and calculating Net Asset Value, dated April 15, 1987. Incorporated by reference to Exhibit 23(a)(8) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (b)(1) By-laws (SAS, SSS). Joint Amended and Restated Bylaws as of January 26, 2001. Incorporated by reference to Exhibit 23(b)(1) of Registrant's registration statements 2-10699 and 2-27514, filed on Edgar April 25, 2002

                    (b)(2) By-laws (SCPT). Amended and Restated Bylaws as of January 26, 2001. Incorporated by reference to
                            Exhibit 23(b)(2) of Registrant's registration statement 33-15807, filed on Edgar April 25, 2002

                    (c) Instruments Defining Rights of Security Holders. Not applicable.

                    (d)(1) Investment Advisory Contracts (SAS). Management Agreement with Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (d)(2) Sub-Advisory Agreements (SAS). Sub-Advisory Agreements with Davis Selected Advisers - NY, Inc. dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(2) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (d)(3) Investment Advisory Contracts (SSS). Management Agreement with Davis Selected Advisors, L.P. dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(3) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (d)(4) Sub-Advisory Agreements (SSS). Sub-Advisory Agreement with Davis Selected Advisers-NY, dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(5) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (d)(5) Investment Advisory Contracts (SCPT). Management Agreement with Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(6) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

                    (d)(6) Sub-Advisory Agreements (SCPT). Sub-Advisory Agreement with Davis Selected Advisers - NY, Inc. dated January 1, 2001. Incorporated by reference to
                            Exhibit 23(d)(7) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

                    (e)(1) Underwriting Contracts (SAS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(1) of Registrant's registration statements 2-10699, filed on Edgar April 25, 2001.

                    (e)(2) Underwriting Contracts (SSS). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(2) of Registrant's registration statements 2-27514, filed on Edgar April 25, 2001.

                    (e)(3) Underwriting Contracts (SCPT). Distribution Services Agreement and Plan of Distribution dated January 1, 2001. Incorporated by reference to Exhibit 23(e)(3) of Registrant's registration statements 33-15807, filed on Edgar April 25, 2001.

                    (e)(4) Form of Dealer Agreement (SAS, SCPT and SSS) between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit 23(e)(4) of Registrants' registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar February 26, 2001.

                    (f)     Bonus or Profit Sharing Contracts. Not applicable.

                    (g) Custodian Agreements (SAS, SSS and SCPT). Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit 23(g) of Registrants' registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar February 26, 2001.

                    (h)(1) Other Material Contracts (SAS). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(1) of Registrant's registration statements 2-10699, filed on Edgar February 26, 2001.

                    (h)(2) Other Material Contracts (SSS). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(2) of Registrant's registration statements 2-27514, filed on Edgar February 26, 2001.

                    (h)(3) Other Material Contracts (SCPT). Transfer Agency and Service Agreement dated October 17, 1997. Incorporated by reference to Exhibit 23(h)(3) of Registrant's registration statements 33-15807, filed on Edgar February 26, 2001.

                    (i)* Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum).

                    (j)*    Other Opinions. Consent of Current Auditors. KPMG
                            LLP.

                    (k) Omitted Financial Statements. Incorporated from the Annual Report.

                    (l)     Initial Capital Agreements. Not applicable.

                    (m)(1) Rule 12b-1 Plan (SAS). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(1) of this registration statement..

                    (m)(2) Rule 12b-1 Plan (SSS). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(2) of this registration statement.

                    (m)(3) Rule 12b-1 Plan (SCPT). Distribution Services Agreement and Plan of Distribution dated May 1, 1993. Incorporated by reference to Exhibit 23(e)(3) of this registration statement.

                    (n)     Rule 18f-3 Plan. Not applicable.

                    (o)     Reserved.

                    (p)(1) Codes of Ethics (SAS, SSS, SCPT, Adviser, and Principal Underwriter). Code of Ethics as amended January 29, 2000. Incorporated by reference to
                            Exhibit 23(p)(1) of Registrants' registration statements (SAS: 2-10699, SSS: 2-27514, and SCPT:33-15807), filed on Edgar February 26, 2001.

                    (q)(1) Other Exhibits (SAS, SSS, SCPT). Powers of Attorney of the Registrant, Officers and Board of Directors appointing Arthur Don, Kenneth Eich and Thomas Tays, as attorneys-in-fact dated October 2001. Incorporated by reference to Exhibit 23(q)(1) of Registrants' registration statements (SAS: 2-10699,
                            SSS: 2-27514, and SCPT:33-15807), filed on Edgar April 25, 2002.

                    (q)(2)* Other Exhibits (SAS, SSS, SCPT). Powers of Attorney
                            of Kenneth Eich and Sharra Reed appointing Arthur Don and Thomas Tays, as attorneys-in-fact dated January 24, 2003.

                    *  Filed herein

Item 24.  Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25.  Indemnification

SAS and SSS. Articles of Incorporation for SAS and SSS indemnify directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition to the foregoing indemnification, SAS and SSS Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

SCPT. Article V of the Amended Declaration of Trust of SCPT indemnifies trustees, officers and employees to the full extent permitted under Ohio law.

SAS, SSS, and SCPT. In addition, directors, trustees and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Executive Vice President and Principal Executive Officer of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.


  Item 27.  Principal Underwriter


(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.


(b) Management of the Principal Underwriters:

NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT
----------------                     -----------                              ---------------
Kenneth C. Eich                      President                                Executive Vice President and
2949 East Elvira Road, Suite 101                                              Principal Executive Officer
Tucson, AZ  85706

Russell Wiese                        Chief Marketing Officer                  None
609 Fifth Avenue,
New York, NY  10017.

Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road, Suite 101     Assistant Secretary
Tucson, AZ  85706

Anthony Frazia                       Chief Compliance Officer                 None
609 Fifth Avenue,
New York, NY  10017.

Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706


(c)      Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrants have caused these Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 18th day of April, 2003.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.



SELECTED AMERICAN SHARES, INC.
SELECTED SPECIAL SHARES, INC.
SELECTED CAPITAL PRESERVATON TRUST

                                           *By: /s/ Thomas Tays
                                               --------------------------
                                                Thomas Tays
                                                Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement for each of the Registrants has been signed below by the following persons in the capacities indicated.

              Signature                            Title                                Date
              ---------                            -----                                ----
     Kenneth C. Eich*                   Principal Executive Officer                April 18, 2003
     --------------------------------
     Kenneth C. Eich

     Sharra L. Reed*                    Principal Financial Officer; and           April 18, 2003
     --------------------------------
     Sharra L. Reed                     Principal Accounting Officer



                                           *By: /s/ Thomas Tays
                                               --------------------------
                                                Thomas Tays
                                                Attorney-in-Fact


*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the powers of attorney referenced as Exhibits 23(q)(1) and 23(q)(2) of Part C of this registration statement.

                                           *By: /s/ Thomas Tays
                                               --------------------------
                                                Thomas Tays
                                                Attorney-in-Fact

                          SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST

Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed on April 18, 2003 by the following persons in the capacities indicated.


              Signature                                            Title
              ---------                                            -----

     William P. Barr*                                             Director
     -------------------------------
     William P. Barr


     Floyd A. Brown*                                              Director
     -------------------------------
     Floyd A. Brown


     Andrew A. Davis*                                             Director
     -------------------------------
     Andrew A. Davis


     Christopher .C. Davis*                                       Director
     -------------------------------
     Christopher C. Davis


     Jerome E. Hass*                                              Director
     -------------------------------
     Jerome E. Hass


     Katherine L. MacWilliams*                                    Director
     -------------------------------
     Katherine L. MacWilliams


     James J. McMonagle*                                          Director
     -------------------------------
     James J. McMonagle


     Richard C. O'Brien*                                          Director
     -------------------------------
     Richard C. O'Brien


     Marsha Williams*                                             Director
     -------------------------------
     Marsha Williams


*Thomas Tays signs this document on behalf of each of the Registrants and each of the foregoing officers pursuant to the power of attorney referenced as
Exhibit 23(q)(1) of Part C of this registration statement.


                                                /s/ Thomas Tays
                                               --------------------------
                                                Thomas Tays
                                                Attorney-in-Fact


                                  EXHIBIT LIST


   23(i)           Consent of Counsel, D'Ancona & Pflaum
   23(j)           Consent of Auditors, KPMG
   23(q)(2)        Power of Attorney Eich and Reed